Presentation or Section Name | 1

KITE REALTY GROUP SNAPSHOT KRG QUICK FACTS Why KRG? Number of Retail Properties 108 • High-quality portfolio with diverse tenant Total GLA (SF) 21.4mm base Operating Portfolio 1 94.6% • Covered dividend with attractive 8% yield Percent Leased Annualized Base • Opportunity to exploit current public $16.84 Rent (ABR) Per SF market dislocation with stock trading at material discount to consensus net asset Equity Market Capitalization3 $1.4B value (“NAV”)2 Enterprise Value3 $2.9B 2018 FFO Payout Ratio 63.5% • $350-500mm disposition program underway to optimize the portfolio, Net Debt to EBITDA 6.65x deleverage an already strong balance Moody’s / S&P Ratings Baa3 / BBB- sheet and close NAV gap • Experienced, disciplined team focused on operational excellence and value creation Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been filed with the Securities and Exchange Commission as of December 31, 2018 1. Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the share price as of 2/28/19. Future dividends will be decided solely at the discretion of the Board of Trustees. 2. As of 2/2/8/19 consensus NAV is $23.05 per shar 3. As of 2/28/19 © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 2

GEOGRAPHIC FOOTPRINT Note: Demographic data source: STI: Popstats based on estimated 2018 data on a 5-mile radius from KRG market assets, per the US Census Bureau, weighted by ABR Population Growth 2018 – 2023 © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 3

STRATEGIC ASSET MIX

PROPERTY CLASSIFICATION BY ABR[1]

COMMUNITY CENTER PORTFOLIO	57% of ABR
Average Q4 2018 Household Income	$92,068
Average Q4 2018 Population	178,616


orangetheory
FITNESS

PARKSIDE TOWN COMMONS — MSA: Raleigh, NC

NEIGHBORHOOD CENTER/ LIFESTYLE CENTER/OTHER PORTFOLIO	24% of ABR
Average Q4 2018 Household Income	$89,600
Average Q4 2018 Population	161,971


WHOLE
FOODS

COBBLESTONE PLAZA — MSA: Miami, FL

POWER CENTER PORTFOLIO	19% of ABR
Average Q4 2018 Household Income	$83,959
Average Q4 2018 Population	183,358



LANDSTOWN COMMONS — MSA: Virginia Beach, VA

(1) STI: Popstats based on estimated 2018 data on a 5-mile radius from the U.S. Census Bureau, weighted by ABR. Property classification based on definition by Green Street Advisors. In summary:
Neighborhood Center: Convenience-oriented center often anchored by a grocery
Community Center: Larger center with general merchandise or convenience-oriented offerings
Power Center: Category-dominant anchors, including discount, off-price, and wholesale clubs with minimal small shop tenants

KRG LISTED NYSE
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Fourth Quarter 2018 Investor Presentation | 4

PORTFOLIO OF STRONG, HIGH-CREDIT TENANTS Credit # of % of Top 10 Tenants by ABR Recent Lease Activity Rating1 Stores2 ABR2 1 The TJX Companies A+ 22 2.6% 2 Publix Supermarkets, Inc. NR 14 2.5% 3 Bed Bath & Beyond, Inc. BB+ 19 2.3% 4 PetSmart, Inc CCC 17 2.0% 5 Ross Stores, Inc. A- 16 1.9% 6 Lowe’s Companies, Inc. BBB+ 5 1.9% 7 Nordstrom, Inc. BBB+ 6 1.5% 8 Michaels Stores, Inc. BB- 14 1.5% 9 Ascena Retail Group B 32 1.5% 10 Dick’s Sporting Goods, Inc. NR 7 1.3% Totals 152 19.0% 1. Credit rating from S&P as of February 27, 2019 2. Per the 4Q ‘18 supplement © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 5

MINIMAL IMPACT FROM ANNOUNCED 2019 STORE CLOSINGS Gross Leasable Area Annual Base Rent 1.8% 1.7% 98.2% 98.3% Remaining Portfolio Closing Retailer Impact Note: Data includes announced store closures from Payless, Beauty Brands and Kmart © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 6

KRG 2018 Review Presentation or Section Name | 7

2018 HIGHLIGHTS FFO 2018 FFO / Share was $2.00, in-line with KRG’s guidance and analyst consensus at the beginning of 2018 SPNOI for 2018 was 1.4% higher year-over-year, which was at the high end of KRG’s guidance, and driven by SPNOI an increase in minimum rent (169 bps), partially offset by a decrease in net recoveries and other income while bad debt expense was flat Executed 118 new leases for approximately 518,000 square feet (12.3% leasing spreads, 22.6% GAAP) Leasing including 12 anchor leases for 297,000 square feet (8.4% leasing spreads, 15.4% GAAP) Openings Opened 135 new tenant spaces totaling 602,000 square feet Small Shop Increased small shop leased percentage year-over-year by 70 bps to 91.2% Completed six redevelopment projects and one development project in 2018 on schedule and under budget, Development with a combined incremental return of 8.5% Exceeded disposition target by selling over $200 million in assets (7.2% blended cap rate), including strategic Dispositions joint venture with Nuveen Real Estate (fka TIAA), the proceeds of which lowered net-debt / EBITDA to 6.65x Extended and upsized corporate revolver and executed a 10 year term loan which increased weighted average Balance Sheet debt maturity to 5.8 years © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 8

PORTFOLIO STATISTICS ABR and Shop Space Occupancy Continue to Grow as Overall Occupancy Remains Steady Total Occupancy Rate ABR PSF Record Level 96% $18.00 $16.84 95% $17.00 94% $16.00 93% 92.7% $15.00 92% $14.00 91% $13.00 90% $12.00 2013 2014 2015 2016 2017 Q1 '18Q2 '18Q3 '18Q4 '18 2013 2014 2015 2016 2017 Q1 '18Q2 '18Q3 '18Q4 '18 Larger than average spread due Total Leased Rate to 2018 anchor Small Shop Leased Rate leasing activity 97% 93% Record Level 91.2% 96% 91% 95% 94.5% 89% 94% 87% 93% 85% 92% 83% 2013 2014 2015 2016 2017 Q1 '18Q2 '18Q3 '18Q4 '18 2013 2014 2015 2016 2017 Q1 '18Q2 '18Q3 '18Q4 '18 © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 9

3-R & DEVELOPMENT ACTIVITY

KITE

Completed construction on 7 major projects costing ~$80mm and yielding 8.5%

	Location (MSA)	Type of Project	Stabilized / Completed
Burnt Store Marketplace	Punta Gorda	Redevelopment	Q1 2018
City Center	New York City	Redevelopment	Q2 2018
Portofino Shopping Center, Phase II	Houston	Redevelopment	Q2 2018
Embassy Suites at the University of Notre Dame	South Bend	Development	Q3 2018
Fishers Station	Indianapolis	Redevelopment	Q3 2018
Beechwood Promenade	Athens, GA	Redevelopment	Q4 2018
Rampart Commons	Las Vegas	Redevelopment	Q4 2018


Rampart Commons


Embassy Suites at the University of Notre Dame


Burnt Store Marketplace

KRG LISTED NYSE
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Fourth Quarter 2018 Investor Presentation | 10

TENANT COMPOSITION CONTINUES TO EVOLVE Providing shoppers with retail offerings they desire 2018 ABR TENANT MIX 2018 ABR SIGNED TENANT MIX Sporting Grocer, Specialty Office Supplies, 1.9% Home Improvement Electronics & Books, 0.5% Goods, 3.3% Stores, 2.5% Electronics & Goods, 3.5% Books, 4.8% Office Supplies, 0.0% Services, Sporting Home Entertainment, Goods, 3.7% Services, Improvement 23.8% Entertainment, Goods, 10.7% Discount 34.3% Retailers, 6.5% Discount Retailers, 11.2% Soft Goods, Restaurants, 20.2% 17.0% Soft Goods, 12.2% Restaurants, Grocer, Specialty Stores, 15.1% 28.8% © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 11

KRG Unique Investment Opportunity Presentation or Section Name | 12

PEER GROUP EVALUATION Many of the strip center REITs are valued based on their leverage levels and property quality Data as of February 25, 2019 Premium Net Debt FFO AFFO Market / Discount NOI Recovery Net Debt + Pref / 22.0x FFO Multiple / ABR PSF Ticker Multiple Multiple Cap to NAV ABR PSF Margin Ratio / EBITDA EBITDA AKR KRG 8.9x 10.2x 1,351 -30.6% $ 16.84 72.4% 88.3% 6.7x 6.7x 20.0x FRT REG 16.8x 20.6x 11,027 -7.2% $ 21.82 69.7% 82.9% 5.3x 5.3x 18.0x AKR 21.4x 24.4x 2,376 -0.2% $ 28.91 68.5% 67.5% 5.9x 5.9x UE FRT 21.3x 25.8x 9,938 -1.7% $ 27.77 67.8% 61.7% 5.3x 5.3x 16.0x RPAI 12.1x 18.2x 2,686 -24.2% $ 19.11 70.6% 71.4% 5.5x 5.5x REG SITC WRI 12.5x 16.6x 3,792 -14.3% $ 19.35 67.9% 75.2% 5.0x 5.0x 14.0x ROIC ROIC 14.9x 21.3x 1,968 -13.0% $ 20.81 74.0% 85.4% 7.1x 7.1x RPAI KIM 12.5x 16.2x 7,400 -12.0% $ 16.29 70.7% 81.2% 6.0x 7.4x 12.0x BRX 11.0x 12.2x 5,247 -23.7% $ 14.10 72.9% 87.2% 6.2x 6.2x KIM WRI RPT SITC 15.5x 10.4x 2,354 -18.6% $ 17.86 68.1% 76.0% 5.6x 6.9x 10.0x BRX UE 16.7x 20.0x 2,285 -13.1% $ 17.90 66.1% 91.2% 4.7x 4.7x KRG CDR 7.0x 10.8x 325 -38.9% $ 13.78 66.0% 68.4% 7.8x 9.7x 8.0x $13.00 $15.00 $17.00 $19.00 $21.00 $23.00 $25.00 $27.00 $29.00 RPT 11.5x 16.3x 1,064 -16.0% $ 15.27 70.8% 87.7% 6.4x 7.1x FFO Multiple / Net Debt + Pref/EBITDA FFO Multiple / Recovery Ratio 24.0x 22.0x 22.0x AKR FRT AKR 20.0x FRT 20.0x 18.0x 18.0x 16.0x SITC UE REG UE ROIC REG 16.0x 14.0x RPAI RPT ROIC 12.0x BRX 14.0x SITC KIM WRI 10.0x 12.0x RPAI WRI KIM RPT 8.0x CDR KRG BRX 10.0x 6.0x KRG 4.0x 8.0x 9.5x 8.5x 7.5x 6.5x 5.5x 4.5x 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 1) FFO multiples represents midpoint of FFO guidance before disposition and $16 stock price © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 13

ABSOLUTE AND RELATIVE DISCOUNT TO NET ASSET VALUE ▪ At $16.00 per share, KRG currently trades at a 31% discount to consensus NAV of $23.05 per share ▪ While the entire retail sector has been under pressure for several years, the retail peer group1 trades at a median NAV discount of 15% to consensus as compared to KRG’s 31% to consensus discount2 Discount to Applied Current Discount Consensus NAV4 NAV3 Capitalization to NAV at $16.00 AKR 0% Rate per Share BRX 24% 28.65 6.00% 44% CDR 39% 26.78 6.25% 40% FRT 2% 25.05 6.50% 36% KIM 12% REG 7% 23.45 6.75% 32% ROIC 13% 23.05 6.82% 31% RPAI 24% 21.97 7.00% 27% RPT 16% 20.59 7.25% 22% SITC 19% 19.30 7.50% 17% UE 13% 18.09 7.75% 12% WRI 14% 16.96 8.00% 6% Average 15% 1. Peer group includes: AKR, BRX, CDR, SITE, FRT, KIM, REG, ROIC, RPAI, RPT, UE, and WRI 2 2. Assumes price of $16.00 per share KRG 31% 3. Based on information provided in 4Q’18 supplement 4. As of February 25, 2019 © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 14

ADDRESSING THE NAV DISCOUNT During 2019 KRG is taking the following steps to address the absolute and relative discount to NAV Portfolio and Company Leverage ▪ Sell assets to generate between $350mm and $500mm of proceeds ▪ Use the proceeds to pay down and fortify the balance sheet ▪ Articulate an asset mix and market/geographic strategy Tenants ▪ Campaign for new/underrepresented tenants ▪ Deepen partnerships with leading retailers Best-in-Class Operations ▪ Re-up Big Box Surge program (very successful in 2018) ▪ Newly chartered office of Portfolio Management Investors ▪ Campaign for new/underrepresented investors and better sell-side coverage JV Partners ▪ Deepen and broaden relationships with blue-chip institutions People ▪ Utilize 2019 objectives as cultural focal point and “call-to-action” © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 15

PROFORMA MATURITY LADDERS $ in millions $300 95.0 $200 95.0 45.6 300.0 250.0 Current $100 212.5 165.9 181.9 80.0 75.0 10.1 11.5 $0 20.7 16.9 10.4 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2030 $300 95.0 $200 28.1 $350mm 300.0 Dispositions 250.0 $100 189.9 181.9 80.0 75.0 10.1 52.9 11.5 $0 16.9 10.4 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2030 $300 95.0 $200 $500mm 9.2 300.0 Dispositions 250.0 $100 181.9 111.4 80.0 75.0 11.5 10.4 10.1 $0 16.9 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2030 Note: Charts exclude annual principal payments and net premiums on fixed rate debt. Assumes all available sale proceeds are used to pay down debt. © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 16

METRICS IMPACT FROM SALES

KITE

Improved metrics relative to peer group based on $500mm of sales[1,2]

ABR PSF		Net Debt / EBITDA		Net Debt + Pref / EBITDA		Avg Debt Duration (Yrs)	
AKR	$ 28.15	ROIC	7.9x	CDR	9.5x	KIM	10.5
FRT	$ 27.50	CDR	7.6x	ROIC	7.9x	FRT	10.0
REG	$ 21.67	KRG (Today)	6.7x	KIM	7.9x	REG	8.0
ROIC	$ 20.60	RPT	6.6x	SITC	7.4x	KRG (Proforma)	7.0
RPAI	$ 19.36	BRX	6.6x	RPT	7.2x	UE	6.7
WRI	$ 19.17	KIM	6.6x	KRG (Today)	6.7x	SITC	6.1
KRG (Proforma)	$ 18.00+	AKR	6.1x	BRX	6.6x	KRG (Today)	5.9
UE	$ 17.70	KRG (Proforma)	~5.9x	AKR	6.1x	RPT	5.8
SITC	$ 17.47	SITC	5.9x	KRG (Proforma)	~5.9x	WRI	5.7
KRG (Today)	$ 16.84	FRT	5.5x	FRT	5.8x	ROIC	5.5
KIM	$ 16.08	WRI	5.4x	WRI	5.4x	BRX	5.2
RPT	$ 15.01	UE	5.3x	UE	5.3x	AKR	4.8
BRX	$ 13.89	REG	5.3x	REG	5.3x	RPAI	4.7
CDR	$ 13.68	RPAI	5.2x	RPAI	5.2x	CDR	4.1

Note: Peer metrics sourced from SNL and/or peer supplement and are as of 12/31/2018.

1. Illustrative example that could differ from results of sales. Assumes peer metrics do not change
2. Based on the sale of the full disposition pool as it stands today, which can, and most likely will, change in the future

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Fourth Quarter 2018 Investor Presentation | 17

DEBT METRICS POST SALES KRG has a strong balance sheet that will improve post sales compared to REIT peers 1 Peer Debt Comparison Avg Peer FFO Multiple = 12.7x 10.0x 90% 9.0x 80% Avg Peer FFO Multiple = 16.6x 8.0x 70% 7.0x 60% 6.0x 50% to EBITDAto 5.0x 40% Net Debt & Preferred Equity Preferred & Debt Net 4.0x 30% 3.0x 20% RPAI REG UE WRI FRT PF AKR UBA BRX AAT KRG RPT SITC BFS KIM ROIC CDR WSR KRG2 Net Debt to EBITDA Pref Equity to EBITDA Debt % to Total Capitalization 1. Source data from Key Bank, Green Street Advisors and company supplementals using equity pricing as of 2/25/19 2. PF KRG is the proforma impact to KRG assuming $500mm of sales are completed and the proceeds are used to retire debt © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 18

INEFFICIENT PUBLIC MARKET KRG aims to take advantage of an inefficient public market ▪ Assuming an efficient market and a REIT with “optimal leverage,” a dollar-for-dollar asset-for-debt exchange should not impact the equity valuation Miller & Modgiliani: Theoretical Leverage & Firm Value Optimal Leverage Cost of Financial Firm Firm Value Distress Leverage Ratio ▪ Reducing KRG’s current leverage levels further could translate into value creation with a better than “break even” multiple expansion ▪ Due to the perceived risk, the public market attributes a below market value for KRG’s assets: ▪ Private buyer will pay $50mm1 for an asset ▪ Public investor only assigns company $35mm1 in capitalization value for the same asset ▪ Current public market should reward using sale proceeds to reduce debt: ▪ Company sells asset for $50mm1 to private investor and pays off company debt ▪ Public investor gives company $50mm1 in capitalization value for the transaction because company uses proceeds to pay down debt2 1. Numbers are an illustrative example 2. Assumes no material mark to market on the debt © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 19

ILLUSTRATIVE MULTIPLE EXPANSION - Asset sales reduce FFO, but could result in a higher FFO multiple - Potential Multiple Expansion Net Debt to EBITDA drops ABR increases Breakeven Multiple: ~10x Asset Sales Estimated Multiple / 8.9x / n/a 8.9x / 0.0x 11.8x / 2.8x 12.9x / 4.0x 12.9x / 4.0x Multiple Increase 1. Multiple expansion estimates based on comparable strip center REITs. Assumes current market conditions and positive investor response. © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 20

DISPOSITION UPDATE – 2019 YTD Management selected the disposition pool by combining an intensive, data-driven analysis with institutional expertise and knowledge SALE CONSIDERATIONS $500M ▪ Market Rankings ▪ Asset Demographics/Location Launching in 30 days ▪ Tenant Considerations ▪ Proforma and historical NOI CAGR ▪ In-place and proforma ABR CAGR In Market $250M 1 DISPOSITION POOL CHARACTERISTICS Under LOI Population (3 Mile) 54,000 Population Growth (3 Mile) 1.36% Average Household Income (3 Mile) $67,000 Under Contract ABR / PSF (2019 Budget) $13.00 Small Shop ABR Ratio 40% % of ABR With Grocer 30% $0M Sold % of ABR in Top 50 Markets 33% Average 2014-2019 NOI CAGR 1.4% 1. Based on the disposition pool as it stands today, which can, and most likely will, change in the future. © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 21

2019: A Year of Change & Continued Operational Excellence Presentation or Section Name | 22

2019 PRIORITIES ▪ High performance business as usual in terms of increasing value across the portfolio ▪ Extreme focus on re-tenanting anchors with Big Box Surge initiative ▪ Continue to cultivate redevelopment opportunities so they are “shovel ready” when Big Box Surge is complete and capital becomes available ▪ Swiftly execute disposition program while environment is receptive and pricing remains attractive ▪ Suffer short term and necessary earnings dilution in 2019 & 2020 ▪ Set the foundation for outsized earnings growth in 2021 and beyond © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 23

KITE

INCREASING VALUE OF CURRENT PORTFOLIO

Embedded NOI Growth Opportunities in Portfolio

3-R Initiative / Development / Portfolio Optimization	▪ $2.0mm of additional cash NOI from in-process 3-R and transitional projects ▪ Identified 3-R opportunities with total cost of $30-50mm and projected returns of 9-11% ▪ Undertaking a portfolio optimization strategy in 2019
Contractual Rent Steps / Fixed CAM	▪ ABR of leases executed in last four quarters is 13.7% higher than the ABR for the operating retail portfolio ▪ Embedded average contractual rent bumps of ~1.5% ▪ Fixed CAM recovery initiative to increase current operating portfolio from 33% today to 50% in the future
Occupancy Growth	▪ Big Box Surge Initiative – executed 12 anchor leases in 2018 and another 3 YTD ▪ A 1% increased in anchor leased percentage over average ABR would create an additional $1.3mm of revenue ▪ Small shop leased at 91.2%
Operating Properties	▪ Attractive NOI Margin: 74.0% in 2018 ▪ Opportunity Areas: Operating expense savings, overage rent and ancillary income

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Fourth Quarter 2018 Investor Presentation | 24

BIG BOX LEASING KRG has successfully addressed big box vacancies BIG BOX OVERVIEW RECENTLY EXECUTED ▪ KRG’s portfolio is: ▪ 48% box and 52% small shop/ground lease by ABR ▪ 68% box and 32% small shop by GLA ▪ 96.2% leased ▪ Primary vacancies coming from struggling and/or bankrupt retailers such as Toys “R” Us, OfficeMax and Sports Authority ▪ KRG signed 12 new leases in 2018 and 3 YTD 2019 to backfill these spaces ▪ New tenants are strong retailers and will drive additional traffic to the properties ▪ KRG has executed complete backfills and box splits between multiple tenants © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 25

MULTIPLE WAYS TO ADDRESS A BOX VACANCY

KITE

RE-TENANT		BOX SPLIT	
+	No loss of square footage	+	More demand for smaller spaces
+	Less capital required	+	Higher ABR psf
+	Higher return on capital	+	De-risk center as less NOI associated with one tenant
-	Harder to lease as fewer tenants can take space	-	Cost to split box
		-	Loss of square feet

BOX SPLIT CASE STUDY: BELLE ISLE STATION

- Converted 38k sf Babies "R" Us into 2 spaces
  - 8.8k SF Five Below
  - 23.0k SF Old Navy
- Cost of ~$150psf[1]
- Lost ~6k SF, but increase in ABR more than offset lost space
- ABR went from ~$3.80 psf to ~$18.00 psf
- Incremental yield on cost of ~11%

Before



50'
20'
30'
24'
95'
241'
196'
BABIES R US
731
37,580 SF
182'

After



LOADING PAD
50'
27'
30'
24'
34'
23'
LL ROOM 2,876 SF±
HALL 2,860 SF±
REI
241'
196'
14'
120'
five BELOW
733
8,500 SF
106'
80'
731
23,000 SF
101'

(1) Excludes $10psf related to the buyout of the lease

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© 2019 Kite Realty Group

Fourth Quarter 2018 Investor Presentation | 26

RE-TENANT VALUE CREATION RAMPART COMMONS REDEVELOPMENT • Key actions taken: • Replaced a 17k SF GAP with a diverse lineup of lifestyle retailers • Filled 4.5k SF of vacant space with an expansion of restaurant and signing of service retailer • Relocated soft goods retailer to more appropriate location and backfilled with two new tenants • Redevelopment not only added ABR & NOI… • ABR psf increase 39%1 • NOI increased 22%1 • …but also de-risked the asset, thereby driving down the cap rate • Purchased at ~7% cap rate; current 3rd party estimate is sub-6% (1) 2019 budget versus 2016 actual © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 27

KITE MARKETS Market Thesis ▪ KRG’s long term to goal is to have at least 80% of its NOI generated from 15-20 focus markets that meet certain data-driven criteria ▪ Assets outside of the 15-20 focus markets will generally be located in extremely productive submarkets (e.g. Naples) or will be assets that demonstrate the ability to achieve focus market returns (e.g. Eddy Street Commons) (“EPSA Portfolio1”) ▪ Upon completion of KRG’s disposition program, approximately 62% of KRG’s NOI will be from the 15-20 focus markets Market Criteria ▪ Top 50 Markets as ranked by Green Street ▪ Rational ingoing capitalization rates for high-quality assets in best sub-markets relative to KRG’s cost of capital ▪ Attractive spread between ingoing capitalization rates and risk adjusted IRRs ▪ Above average in purchasing power growth ▪ Likely beneficiaries of secular and macro trends such as internet penetration, employer and population migration patterns, political landscape and barriers to entry ▪ Ability to gain scale as retail real estate is still a local business (1) EPSA Portfolio: comprised of Extremely Productive Submarkets and Assets © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 28

TAX IMPACTS SHOULD BENEFIT KRG PORTFOLIO KRG current portfolio is positioned well in light of the new federal tax legislation that limits the deductibility of state and local taxes © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 29

KITE REAL ESTATE Real Estate Thesis ▪ KRG will focus on holding and/or acquiring best-in-class assets that meet the criteria ▪ Until KRG’s cost of capital normalizes any near term material acquisition activity would likely be in a JV vehicle with KRG as a minority operating partner Real Estate Criteria ▪ Convenience/necessity-based, longer dwell time or both ▪ Ability to adapt/reconfigure to respond to changing retailer needs ▪ Main and Main locations ▪ Densification and/or diversification opportunity ▪ Strong imbedded growth or value add-opportunity ▪ Supportive local government © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 30

2019 FFO GUIDANCE

KITE

	2019 FFO Guidance[1]	
	Low	High
2018 FFO	$ 2.00	$ 2.00
Previously Disclosed FFO Impacts:		
Q1 - Q3 Dispositions	(0.03)	(0.03)
Lease Accounting Rules [2]	(0.06)	(0.06)
Interest Expense	(0.03)	(0.03)
One-Time Income Items [3]	(0.06)	(0.06)
Subtotal - Previously Disclosed	(0.17)	(0.17)
Q4 2018 and Other Items:		
Q4 Dispositions	(0.02)	(0.02)
Other Items [4]	(0.06)	(0.04)
Subtotal - Q4 2018 & Other Items	(0.08)	(0.06)
2019 Items:		
Same Store NOI [5] (1.25% - 2.25%)	0.03	0.05
G&A	(0.02)	(0.01)
Subtotal - 2019 Items	0.01	0.04
2019 FFO - Pre-Dispositions	**1.76**	**1.82**
2019 Disposition Net Impact [6,7]	(0.10)	(0.06)
2019 FFO Guidance	**$ 1.66**	**$ 1.76**
2019 Disposition Net Impact Annualized [7,8]	$ (0.29)	$ (0.20)

1 The Company's 2019 guidance is based on a number of factors, many of which are outside the Company's control and all of which are subject to change. The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.
2 Previously disclosed ($0.05) versus currently disclosed ($0.06).
3 Relates to Eddy Street Commons development fee and cash and non-cash impact of Toys 'R Us bankruptcy.
4 Includes non-recurring business interruption income collected in 2018 and reduced lease termination income.
5 Includes $0.025 from executed anchor leases commencing in 2019.
6 Disposition NOI less anticipated interest savings based on a weighted-average sale date of August 31, 2019.
7 Low end of the range assumes $500 million in proceeds while high end of range assumes $350 million in proceeds
8 Annualized 2019 disposition NOI less annualized anticipated interest savings.

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© 2019 Kite Realty Group
Fourth Quarter 2018 Investor Presentation | 31

DISCLAIMER FORWARD-LOOKING STATEMENTS This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; • financing risks, including the availability of, and costs associated with, sources of liquidity; • our ability to refinance, or extend the maturity dates of, our indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • our ability to maintain our status as a real estate investment trust for federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the actual and perceived impact of online retail on the value of shopping center assets; • risks related to the geographical concentration of our properties in Florida, Indiana and Texas; • insurance costs and coverage; • risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 32

NON-GAAP FINANCIAL MEASURES FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write- downs of certain real estate assets and investments, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in the 4Q’18 Financial Supplement. NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended December 31, 2018, the Company excluded three redevelopment properties and the recently completed Beechwood Promenade, Burnt Store Marketplace, City Center, Fishers Station, and Rampart Commons redevelopments from the same property pool that met these criteria and were owned in both comparable periods. © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 33

APPENDIX: RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME © 2019 Kite Realty Group Fourth Quarter 2018 Investor Presentation | 34